Staar Investment Trust

Supplement to the Summary Prospectus dated
May 1, 2017

The section entitled, "Management" is deleted in its entirety, and replaced with the following:

MANAGEMENT
Investment Advisor: Barrel Park Investments, LLC is the investment advisor (the "Advisor") for the Fund.
Portfolio Manager:  Brett Boshco has served as the Fund's portfolio manager since February 9, 2018.  Mr. Boshco is the CEO of the Advisor and a Trustee of the Staar Investment Trust.

The date of this Supplement is February 9, 2018